West8 Tower, Suite 1000
10205 Westheimer Road
Houston, Texas 77042
www.dresser-rand.com

For Immediate Release

Dresser-Rand Announces Stockholder Approval of Merger Agreement with Siemens

Houston, TX, November 20, 2014 – Dresser-Rand Group Inc. (“Dresser-Rand” or the “Company”) (NYSE: DRC), a global supplier of rotating equipment and aftermarket parts and services, announced today that, at a special meeting of stockholders held earlier today, its stockholders approved the adoption of the merger agreement with Siemens Energy, Inc. (“Siemens”), pursuant to which Dresser-Rand will be acquired by Siemens.

At the special meeting of stockholders, 98.9% of the votes cast were voted in favor of the adoption of the merger agreement. Shares representing 73.5% of Dresser-Rand's total outstanding shares of common stock as of the October 22, 2014 record date were represented in person or by proxy at the meeting. Dresser-Rand's stockholders also approved, on an advisory, non-binding basis, compensation that may become payable to named executive officers as a result of the merger.

At the effective time of the merger, Dresser-Rand stockholders will receive, for each share of common stock they own, cash in the amount of (i) $83.00, plus (ii) if the closing of the merger occurs on or after March 1, 2015, $0.55 per month beginning March 2015 to and including the month in which the closing occurs.

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About Dresser-Rand

Dresser-Rand is among the largest suppliers of rotating equipment solutions to the worldwide oil, gas, petrochemical, and process industries. The Company operates manufacturing facilities in the United States, France, United Kingdom, Spain, Germany, Norway, India, and Brazil, and maintains a network of 49 service and support centers (including 6 engineering and R&D centers) covering more than 150 countries.

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Forward Looking Statements

Any statements in this communication about the Company’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the proposed acquisition of the Company by Siemens, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company that are not historical facts are forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Reform Act of 1995. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to satisfy any of the closing conditions contained in the merger agreement, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally. Additional risks are described under Item 1A, “Risk Factors,” in the Company’s periodic filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2013 and recent current reports on Form 8-K. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by the Company, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Investor Contact: Blaise Derrico, Vice President Investor Relations (713) 973-5497

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